                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            LINCARE HOLDINGS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                                                                   April 6, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on Monday, May 10, 1999, at 9:00 A.M.

     The principal business of the meeting will be to elect directors for the ensuing year, to ratify the selection of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999, and to approve an amendment to the Company's 1998 Stock Plan. During the meeting, we also will review the Company's 1998 results and report on significant aspects of our business during the first part of fiscal 1999.

     If you are not planning to attend the meeting, it is still important that your shares be represented. Please complete, sign, date, and return to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

                                           Sincerely,
                                           /s/ JOHN P. BYRNES

                                           JOHN P. BYRNES
                                           Chief Executive Officer and President

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 1999

                             ---------------------

     The Annual Meeting of Stockholders of Lincare Holdings Inc., a Delaware corporation (the "Company"), will be held on May 10, 1999, at 9:00 A.M. at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida.

     The Annual Meeting will be held: (i) to elect a Board of Directors consisting of seven persons for a one year term; (ii) to ratify the selection of KPMG LLP as the Company's independent accountants for the fiscal year ending December 31, 1999; (iii) to approve an amendment to the Company's 1998 Stock Plan, and (iv) to transact such other business as may properly come before the Annual Meeting and at any adjournment thereof.

     Stockholders of record at the close of business on March 22, 1999, are entitled to notice of the meeting and to vote the shares held on that date at the meeting.

                                           By Order of the Board of Directors
                                           /s/ PAUL G. GABOS
                                           PAUL G. GABOS
                                           Secretary

Clearwater, Florida
April 6, 1999

                             YOUR VOTE IS IMPORTANT

     NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

                             LINCARE HOLDINGS INC.
                              19337 U.S. 19 NORTH
                           CLEARWATER, FLORIDA 33764

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at the Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida, on May 10, 1999, at 9:00 A.M., and any adjournment thereof. The matters to be considered and acted upon at the meeting are set forth in the attached Notice of Annual Meeting. This Proxy Statement, the Notice of Annual Meeting, and the form of Proxy will first be sent to Stockholders on or about April 7, 1999.

     The record date for the determination of Stockholders entitled to notice of and to vote at the meeting has been fixed by the Board of Directors as the close of business on March 22, 1999. As of that date there were 58,362,532 shares of Common Stock ("Common Stock") of the Company outstanding and entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting. The Common Stock is the only outstanding class of the Company's securities.

     If the accompanying Proxy is signed and returned, the shares represented by the Proxy will be voted as specified in the Proxy. Where no choice is specified, the Proxy will be voted in favor of the proposals described herein. Stockholders who execute Proxies may revoke them by notifying the Secretary at any time prior to the voting of the Proxies.

                       EXPENSE AND MANNER OF SOLICITATION

     The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the annual meeting to beneficial owners of the Common Stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the Common Stock by the Company's officers and other regular employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone or by any other means if necessary in order to assure sufficient representation at the meeting.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     On March 22, 1999, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 58,362,532 shares of the Company's Common Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Each stockholder of record is entitled to one vote for each share held on all matters to come before the Annual Meeting and at any adjournment thereof.

     The following table sets forth the information as of February 15, 1999, with respect to the beneficial ownership of the Company's Common Stock by each person who is known by the Company to beneficially own more than 5% of the Common Stock and by each Director and Executive Officer and by all Directors and Executive Officers as a group.

                                                              SHARES BENEFICIALLY
                      BENEFICIAL OWNER                               OWNED           PERCENT
                      ----------------                        -------------------    -------
Putnam Investments, Inc.(1).................................       6,489,295          11.1%
  One Post Office Square
  Boston, Massachusetts 02109
FMR Corp.(1)................................................       6,351,280          10.9
  82 Devonshire Street
  Boston, Massachusetts 02109
Morgan Stanley Dean Witter & Co.(1).........................       4,007,805           6.9
  1585 Broadway
  New York, New York 10036
Wanger Asset Management, Ltd.(1)............................       3,960,400           6.8
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606
James T. Kelly(2)...........................................         402,700              (*)
John P. Byrnes(3)...........................................         400,000              (*)
Paul G. Gabos(4)............................................         110,000              (*)
Chester B. Black(5).........................................          22,000              (*)
Frank T. Cary(6)............................................          60,000              (*)
Thomas O. Pyle(7)...........................................          18,000              (*)
William F. Miller, III(8)...................................          12,000              (*)
All Executive Officers and Directors as a Group (seven
  persons)..................................................       1,067,025           1.8%

---------------

(1) All information relating to shares held is derived from Schedule 13G filings with the Securities and Exchange Commission and received by the Company.
(2) Includes options to purchase 222,000 shares of Common Stock, which options are currently exercisable.
(3) Includes options to purchase 400,000 shares of Common Stock, which options are currently exercisable.
(4) Includes options to purchase 110,000 shares of Common Stock, which options are currently exercisable.
(5) Includes options to purchase 22,000 shares of Common Stock, which options are currently exercisable.
(6) Includes options to purchase 32,000 shares of Common Stock, which options are currently exercisable.
(7) Includes options to purchase 18,000 shares of Common Stock, which options are currently exercisable.
(8) Includes options to purchase 12,000 shares of Common Stock, which options are currently exercisable.
(*) The percentage of shares beneficially owned does not exceed 1.0% of the Common Stock outstanding.

     All Executive Officers and Directors of the Company timely filed all reports required under Section 16(a) of the Securities Exchange Act of 1934 during the fiscal year ended December 31, 1998.

                         ELECTION OF BOARD OF DIRECTORS

     A Board of six (6) Directors will be elected by a plurality of the votes cast by Stockholders represented and entitled to vote at the meeting. All nominees identified below are expected to serve if elected, and each of them has consented to being named in this Proxy Statement and to serve if elected. All are current Directors of the Company. If a nominee is unable or unwilling to serve at the time of the election, the persons named in the form of Proxy shall have the right to vote according to their judgment for another person instead of such unavailable nominee. Andrew M. Paul, a Director of the Company since 1990, has declined to stand for re-election in 1999 due to other commitments. The Board of Directors intends to search for an additional qualified Director to join the Board.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF MESSRS. KELLY, BYRNES, BLACK, CARY, PYLE AND MILLER.

      INFORMATION REGARDING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table provides information regarding each nominee of the Board of Directors.

NAME                                        AGE                       POSITION
----                                        ---                       --------
James T. Kelly............................  52    Chairman of the Board
John P. Byrnes............................  40    Chief Executive Officer, President and Director
Chester B. Black..........................  53    Director
Frank T. Cary.............................  78    Director
Thomas O. Pyle............................  59    Director
William F. Miller, III....................  49    Director

     All Directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Executive Officers serve at the discretion of the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

     JAMES T. KELLY was elected Chairman of the Board in April 1994 and served as the Chief Executive Officer of the Company's business from June 1986 through December 1996. Mr. Kelly has been a Director of Lincare Inc. since its founding in November 1987, and a Director of Lincare Holdings since its formation in November 1990. Mr. Kelly is also a Director of American Dental Partners, Inc., a leading provider of dental practice management services.

     JOHN P. BYRNES has served as the Chief Executive Officer of the Company's business since January 1997 and as a Director of the Company since May 1997. Mr. Byrnes has been the President of Lincare Holdings since June 1996. Prior to becoming the Company's President, Mr. Byrnes served the Company in a number of capacities over a ten-year period, including serving as the Company's Chief Operating Officer throughout 1996.

     CHESTER B. BLACK has been a Director of Lincare Holdings since January 1991. From November 1990 until December 1995, Mr. Black served as Chairman and Vice Chairman of Med Alliance, Inc. From June 1989 until November 1990, Mr. Black was Chairman and President of RB Diagnostic, a provider of diagnostic imaging services.

     FRANK T. CARY has been a Director of Lincare Holdings since July 1991. Mr. Cary served as IBM's Chief Executive Officer from 1973 to 1981. Mr. Cary is also a Director of Celgene Corporation, Cygnus Therapeutic Systems, ICOS Corporation, Lexmark International, Inc., TELTREND, Inc., and VION, Inc.

     THOMAS O. PYLE has been a Director of Lincare Holdings since 1995. Mr. Pyle served as Chief Executive Officer of Harvard Community Health Plan from 1978 to 1991. From 1993 to 1994, he served as Chief Executive Officer of MetLife HealthCare Management Company. He currently serves as a Director of Millipore Corporation and several non-public health care companies.

     WILLIAM F. MILLER, III has been a Director of Lincare Holdings since December, 1997. Mr. Miller has served as President and Chief Operating Officer of EmCare since 1992 and from 1983 to 1992 as Chief Executive Officer of Emcare. EmCare, a division of Laidlaw, Inc., is a leading provider of physician services management in hospital emergency departments and other practice settings. Prior to joining Emcare, Mr. Miller held financial and management positions in the health care industry, including positions as chief executive officer and chief financial officer of various hospitals and administrator/director of operations of a multi-specialty group practice.

     PAUL G. GABOS has served as the Chief Financial Officer of the Company since June, 1997. Prior to his appointment to Chief Financial Officer, Mr. Gabos served as Vice President, Administration. In that capacity, Mr. Gabos had responsibility for the Company's billing and reimbursement activities, management information systems, and various financial planning functions. Mr. Gabos has also been involved in health care regulatory and legislative policy matters on behalf of the Company. Prior to joining Lincare in 1993, Mr. Gabos worked for Coopers & Lybrand, and for Dean Witter Reynolds Inc.

SIGNIFICANT EMPLOYEES

     SHAWN S. SCHABEL has served as Senior Vice President of Lincare since April 1998. Mr. Schabel has served the Company in a number of operations management capacities since joining Lincare in 1989. Mr. Schabel holds a Bachelor's Degree in Respiratory Therapy from Wichita State University.

DIRECTOR'S FEES

     Directors Chester B. Black, Frank T. Cary, William F. Miller, III and Thomas O. Pyle each receive $20,000 per annum for their services. James T. Kelly receives $240,000 per annum for serving as Chairman of the Board. All of the Company's Directors are reimbursed for out-of-pocket expenses and are eligible to participate in the Company's stock option plans.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and a Stock Plan Committee. During fiscal 1998, all directors attended 75% or more of the total meetings of the Board of Directors and Committees of the Board of Directors on which they served. The Board of Directors held four meetings during 1998.

     Audit Committee. The Audit Committee recommends to the Board of Directors the annual appointment of independent accountants and reviews the audit fees, scope and timing of the audit, the adequacy of internal controls and any other services rendered by the independent accountants. The Audit Committee, comprised of Messrs. Cary, Pyle and Gabos, held one meeting in fiscal 1998.

     Compensation Committee. The Compensation Committee reviews and recommends the cash compensation and bonuses of the executives of the Company. The Compensation Committee is comprised of Messrs. Paul and Black and held one meeting in fiscal 1998.

     Stock Plan Committee. The Stock Plan Committee administers the stock option plans of the Company and held one meeting during fiscal 1998. The Stock Plan Committee is comprised of Messrs. Paul and Black.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company to each of its Executive Officers.

                                                                                           LONG TERM
                                                      ANNUAL COMPENSATION                 COMPENSATION
                                         ----------------------------------------------   ------------
                                                                           ALL OTHER        OPTIONS
      NAME AND PRINCIPAL POSITION        YEAR    SALARY      BONUS      COMPENSATION(1)   GRANTED #(2)
      ---------------------------        ----   --------   ----------   ---------------   ------------
John P. Byrnes.........................  1998   $488,462   $1,000,000       $10,000         200,000
  Chief Executive Officer                1997    350,000      400,000         9,500         250,000
  and President                          1996    177,000      336,300         7,500         380,000
Paul G. Gabos..........................  1998   $244,231   $  445,000       $10,000         100,000
  Chief Financial Officer                1997    161,540      200,000         8,077         130,000
                                         1996     95,000      105,000         4,750         200,000

---------------

(1) The Company makes a contribution of 5% of each participating employee's annual base salary to the Company's 401(k) Plan, however the plan had a contribution ceiling of $10,000 per year in 1998.

(2) Options granted in 1997 and 1996 to Messrs. Byrnes and Gabos have been adjusted to reflect a two for one stock split effective May 29, 1998.

     The following table sets forth the options granted to the Company's Executive Officers in fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES OF
                                                                                 STOCK PRICE APPRECIATION FOR
                                           INDIVIDUAL GRANTS                             OPTION TERM
                         -----------------------------------------------------   ----------------------------
                         NUMBER OF     % OF TOTAL
                         SECURITIES     OPTIONS
                         UNDERLYING    GRANTED TO      EXERCISE
                          OPTIONS     EMPLOYEES IN      PRICE       EXPIRATION
         NAME             GRANTED     FISCAL YEAR    ($/SHARE)(3)      DATE          5% $           10% $
         ----            ----------   ------------   ------------   ----------   ------------    ------------
John P. Byrnes(1)......   200,000         18.3%        $35.625      12/01/2007    $3,928,214      $9,675,377
Paul G. Gabos(2).......   100,000          9.2%        $35.625      12/01/2007    $1,964,107      $4,837,689

---------------

(1) The options have been granted under the Company's 1998 Stock Plan. Options to purchase 100,000 shares of Common Stock become fully exercisable on each of December 1, 2001 and December 1, 2002.
(2) The options have been granted under the Company's 1998 Stock Plan. Options to purchase 50,000 shares of Common Stock become fully exercisable on each of December 1, 2001 and December 1, 2002.
(3) The exercise price per share for each option grant was equal to the market price of the Company's Common Stock as of the date the option was granted.

     The following table sets forth aggregate options exercised by the Company's Executive Officers in fiscal 1998 and number and value of unexercised options at fiscal year end 1998.

                AGGREGATE OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                NUMBER OF              VALUE OF
                                                               UNEXERCISED            UNEXERCISED
                                                               OPTIONS AT            IN-THE-MONEY
                                    SHARES                       FY-END               OPTIONS AT
                                   ACQUIRED       VALUE       EXERCISABLE/             FY-END(1)
NAME                              ON EXERCISE    REALIZED     UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                              -----------   ----------   ---------------   -------------------------
John P. Byrnes..................    100,000     $4,393,750   360,000/790,000   $10,697,500/$14,311,275
Paul G. Gabos...................     30,000     $1,099,375   85,000/405,000     $2,412,188/$7,400,613

---------------

(1) Value is calculated using the Lincare Holdings Inc. closing stock price on December 31, 1998 of $40.5625 per share less the exercise price for such shares.

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with each of its Executive Officers. During 1998, Mr. Byrnes served as Chief Executive Officer and President at an annual salary of $500,000, and Mr. Gabos served as Chief Financial Officer at an annual salary of $250,000. Each agreement provides for a base salary, annual cost of living adjustments, and for such salary increases as may be determined by the Board of Directors in its sole discretion. In addition to salary, the employment agreements provide that each such person shall be eligible to receive bonus compensation based upon individual performance in their respective areas of responsibility.

COMPENSATION AND STOCK PLAN COMMITTEE REPORTS

     The Company's executive compensation programs are intended to attract, retain and motivate high quality executives with a performance-based compensation package that promotes Company growth and enhancement of Stockholder value. The compensation programs consist of two significant portions, (i) cash compensation and (ii) equity-based incentive compensation, generally through the grant of stock options pursuant to the Company's Non-Qualified Stock Option Plan, its 1991 Stock Plan, its 1994 Stock Plan, its 1996 Stock Plan, and its 1998 Stock Plan.

     The Company's executive compensation programs are administered by two committees of the Board of Directors -- the Compensation Committee and the Stock Plan Committee (collectively, the "Committees"). The Compensation Committee administers the cash portion of the executive compensation package, and the Stock Plan Committee administers the equity-based incentive portion.

  Cash Compensation

     The Compensation Committee views the cash compensation component to be in recognition of the contribution by the Executive Officers of the Company to the Company's historical financial performance. Determination of the size of the bonus component of each Executive Officer's compensation package, as described below, was based on an objective, performance-based formula and other subjective considerations.

     The cash compensation of each of the Company's Executive Officers, Messrs. Byrnes and Gabos, was determined for fiscal year 1998 pursuant to each Executive Officer's employment agreement. See "EXECUTIVE COMPENSATION -- Employment Agreements." The original base salaries and objective bonus formula were negotiated by the Executive Officers, on the one hand, and an independent committee of the Board of Directors on the other, at the time the employment agreements were executed. Messrs. Byrnes and Gabos each received a merit increase in base salary during 1998 as determined by the Compensation Committee of the Board, such committee being comprised of Messrs. Paul and Black, two independent directors of the Company.

     The cash bonuses paid to Messrs. Byrnes and Gabos for services performed in 1998 were determined based on an earnings per share growth formula set forth in their respective employment agreements and other performance considerations. For purposes of determining the bonus component of each Executive Officer's cash compensation, growth in earnings per share was adjusted to remove the effect of provisions contained in the Balanced Budget Act of 1997 ("BBA '97") which reduced Medicare payments for oxygen and oxygen equipment by 25% in 1998. As a result of significant growth in the Company's pro forma earnings per share from 1997 to 1998, the cash bonuses paid to Executive Officers increased commensurately in 1998. Additional bonus compensation over and above the compensation earned in accordance with the earnings per share growth formula was paid to Mr. Byrnes based upon consideration by the Compensation Committee of a number of factors. These factors included, among other things, the success of the Company's acquisition program, acceleration of the Company's internal growth rate through market share gains, and the strong financial position of the Company. See "EXECUTIVE COMPENSATION -- Summary Compensation Table."

  Equity-Based Incentive Compensation

     The focus of the Stock Plan Committee in administering the equity incentives awarded to Executive Officers is on providing incentive to the Company's senior management team to remain with the Company and to continue to contribute significantly to its performance record.

     The Stock Plan Committee administers the Non-Qualified Stock Option Plan, 1991 Stock Plan, 1994 Stock Plan, the 1996 Stock Plan, and the 1998 Stock Plan, each of which provides for the grant of stock options. The 1991 Stock Plan, the 1994 Stock Plan, the 1996 Stock Plan, and the 1998 Stock Plan also provide the flexibility to grant awards of restricted stock, but, to date, no such awards have been granted. In the opinion of the Stock Plan Committee, stock option grants are by definition performance-based, in that the value of the option only increases through an increase in the Company's stock price. Thus, to the extent of their option holdings, the interests of the Executive Officers are aligned with the interests of the Stockholders in maximizing the Company's stock price.

     This approach is evidenced by the fact that, to date, (i) all grants to Executive Officers under the Company's stock plans have been subject to some delay in exercisability based on performance or continued employment, and (ii) all grants under the Company's stock plans have been made at an exercise price equal to the fair market value of the Company's stock as of the date of grant. Therefore, without an increase in stock price, the options are of no value. The Stock Plan Committee's general philosophy is that option grants should be made with an exercise price equal to fair market value, with some element of forfeitability.

     The Stock Plan Committee also believes that it is in the best interest of the Stockholders for the Executive Officers to have a significant equity incentive to maximize the value of the Company's stock. The amount of this incentive, in the Committee's view, should be determined based on long-term considerations, to balance the short-term formula-based mechanism utilized in the Company's cash compensation system. Therefore, by design, the award of option grants is based on the Stock Plan Committee's perception of the overall value of the Executive Officer to the Company's long-term growth potential.

  Grants to Chief Executive Officer

     In 1998, the Committee granted to Mr. Byrnes options to purchase an aggregate of 200,000 shares of Common Stock. See "EXECUTIVE
COMPENSATION -- Option Grants in Last Fiscal Year." The Committee, in determining the number of option shares to grant to Mr. Byrnes, considered the significant growth of the Company. The Company has achieved compounded annual growth in revenues and earnings per share of 21% and 17%, respectively, over the past three years. This growth in revenues and earnings per share was significant in light of the impact on the Company of the Medicare price reductions contained in BBA '97, which reduced 1998 revenues and pre-tax income by approximately $73.2 million. Excluding the effects of the BBA '97 price reductions, compounded annual growth in revenues and earnings per share over the past three years would have been 27% and 35%, respectively. The Stock Plan Committee also considered the potential long-term contribution of Mr. Byrnes to the maximization of Stockholder value.

  Grants to Other Executive Officers

     During fiscal 1998, the Company made additional option grants to Mr. Gabos, its Chief Financial Officer. Mr. Gabos was granted the option to purchase 100,000 shares of the Company's Common Stock. See "EXECUTIVE
COMPENSATION -- Option Grants in Last Fiscal Year." The Committee, in determining the number of option shares to grant to Mr. Gabos, considered a number of factors, including those specifically described above with respect to the grant to Mr. Byrnes. The Committee also considered the potential long-term contribution of Mr. Gabos to the maximization of Stockholder value.

Andrew M. Paul                                                    Andrew M. Paul
Chester B. Black                                                Chester B. Black
Stock Plan Committee                                      Compensation Committee

                    COMPARISON OF CUMULATIVE TOTAL RETURN OF
                             LINCARE HOLDINGS INC.,
                         NASDAQ HEALTH SERVICES STOCKS,
                       AND THE NASDAQ STOCK MARKET (U.S.)

                                                                       NASDAQ            NASDAQ
                                                                       HEALTH            STOCK
               MEASUREMENT PERIOD                   LINCARE           SERVICES           MARKET
             (FISCAL YEAR COVERED)               HOLDINGS INC.         STOCKS            (U.S.)
DEC. 31, 1993                                       100.0             100.0             100.0
DEC. 31, 1994                                       117.0             168.0              98.0
DEC. 31, 1995                                       101.0             213.0             138.0
DEC. 31, 1996                                       165.0             212.0             170.0
DEC. 31, 1997                                       229.0             216.0             209.0
DEC. 31, 1998                                       326.0             186.0             293.0

* Assumes $100 invested on December 31, 1993 in Lincare Holdings Inc., NASDAQ Health Services Stocks, and NASDAQ Stock Market (U.S.).

                        AMENDMENT TO THE 1998 STOCK PLAN

     On March 1, 1998, the Board of Directors approved the Lincare Holdings Inc. 1998 Stock Plan (the "1998 Plan"). The 1998 Plan provides an opportunity for employees, officers, directors and other eligible participants ("Employees") of the Company and its subsidiaries to purchase Common Stock. The 1998 Plan provides for the granting of "non-qualified stock options" and "incentive stock options" to acquire Common Stock and/or the granting of rights to purchase Common Stock on a "restricted stock" basis. The Company is currently authorized to issue an aggregate of 1,000,000 shares of Common Stock under the 1998 Plan. In no event, however, will the Company issue more than 200,000 shares of Common Stock under the 1998 Plan to any one person during any fiscal year.

     Approximately 4,000 persons are eligible to participate in the 1998 Plan on terms determined by the Company. The terms and conditions of individual option agreements may vary, subject to the following guidelines: (i) the option price of incentive stock options may not be less than market value on the date of grant; the option price of non-qualified options may be less than market value on the date of grant; and (ii) the term of all incentive stock options may not exceed ten years from the date of grant; the term of all non-qualified stock options may exceed ten years from the date of grant.

     The 1998 Plan is administered by the Stock Plan Committee of the Board of Directors. See "INFORMATION REGARDING THE BOARD OF DIRECTORS -- Committees and Meetings of the Board of Directors." The committee determines (i) which Employees shall be granted an option or the right to purchase Common Stock under the 1998 Plan (an "Award"); (ii) the number of shares for which an Employee will be granted such an Award; (iii) the amount to be paid by the Employee upon exercise of an Award; (iv) the time or times and the conditions subject to which Awards may be made and become exercisable; and (v) the form of consideration that may be used to pay for shares issued upon exercise of such Award.

     The Company's Board of Directors has adopted, and recommends to the Stockholders the approval of, an amendment to the 1998 Plan which would increase the number of shares of Common Stock covered by the 1998 Plan from 1,000,000 to 1,500,000. The increase in the number of shares of Common Stock covered by the 1998 Plan will be approved upon an affirmative vote of a majority of the outstanding shares of Common Stock present and entitled to vote at the meeting. The Board of Directors recommends a vote in favor of approving an increase in the number of shares available under the 1998 Plan, and unless otherwise instructed, the persons named in the accompanying proxy will vote in favor of such amendment.

     The issuance of a nonqualified stock option under the 1998 Plan will not result in any taxable income to the recipient Employee or a tax deduction to the Company at the time it is granted. Generally, an Employee to whom a nonqualified stock option has been granted will recognize ordinary income at the time the Employee exercises the option and receives shares of Common Stock in an amount equal to the excess of the fair market value of such shares on the date of exercise over the option price. The Company is entitled to a tax deduction corresponding to the amount of income recognized by the Employee for the year in which the Employee recognizes such income.

     Neither receipt nor exercise of an incentive stock option is a taxable event to the Employee, and if the recipient Employee does not dispose of the shares of Common Stock acquired under an incentive stock option prior to the expiration of the requisite holding periods described below, any gain resulting from the sale of such shares is long-term capital gain. In such case, the Company is not entitled to any tax deduction with respect to the grant or the exercise of the option. The minimum statutory holding periods are two years from the date the option is granted and one year from the date the Employee receives his shares of Common Stock pursuant to the exercise. If the shares of Common Stock are disposed of before the end of either of such statutory holding periods, the lesser of (i) the difference between the option price and the fair market value of such shares on the date of exercise and (ii) the total amount of gain realized on the sale must be reported by the Employee as ordinary income, and the Company will be entitled to a tax deduction in that amount. The remaining gain, if any, will be taxed to the Employee as long- or short-term capital gain depending on how long the Employee held the shares.

     Generally, an Employee to whom a restricted stock award is made will recognize ordinary income for Federal income tax purposes in an amount equal to the fair market value of such shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture, and such amount will then be deductible for Federal income tax purposes by the Company. Alternatively, if the recipient of a restricted stock award so elects, he will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock over the purchase price, if any, paid by the Employee for such Common Stock, and such amount will then be deductible by the Company.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected KPMG LLP to serve as the Company's independent accountants for the fiscal year ending December 31, 1999, subject to ratification by a majority of the shares represented either in person or by proxy at the Annual Meeting. A representative of KPMG LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

                                 ANNUAL REPORT

     The Company's 1998 Annual Report, containing audited financial statements for the fiscal years ended December 31, 1998 and 1997, accompanies this Proxy Statement. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 1998, which the Company has filed with the Securities and Exchange Commission. The written request should be directed to the Investor Relations Department, at the address of the Company set forth on the first page of this Proxy Statement.

                           PROPOSALS OF STOCKHOLDERS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2000 Annual Meeting of Stockholders, they must be received by the Secretary of the Company no later than December 7, 1999.

                                 OTHER MATTERS

     At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                          By Order of the Board of Directors
                                          /s/ PAUL G. GABOS

                                          PAUL G. GABOS

                                          Chief Financial Officer, and Secretary

Clearwater, Florida
April 6, 1999

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE.

                                                                     APPENDIX A


                            LINCARE HOLDINGS INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints John P. Byrnes and Paul G. Gabos and either of them, as proxies, to vote all shares of Common Stock of Lincare Holdings Inc. (the "Company") held of record by the undersigned as of March 22, 1999, the record date with respect to this solicitation, at the Annual Meeting of Stockholders of the Company to be held at Holiday Inn Hotel & Suites, 20967 U.S. 19 North, Clearwater, Florida on Monday, May 10, 1999, at 9:00 A.M. and all adjournments thereof, upon the following matters:









                  (CONTINUED AND TO BE SIGNED ON OTHER SIDE)
-----------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                             LINCARE HOLDINGS INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.





                                                                                        WITHHOLD            FOR,
                                                                          FOR           AUTHORITY           except for
                                                                          all           to vote for all     the following
                                                                          nominees      nominees            nominee(s)
                                                                                                                     ------------

1. ELECTION OF DIRECTORS:
   NOMINEES: J.T. Kelly, J.P. Byrnes, C.B. Black,                          [    ]             [    ]             [    ]
   F.T. Cary, T.O. Pyle, W.F. Miller, III.

                                                                             For             Against            Abstain

2. Ratification of the selection of KPMG LLP as the
   Company's independent accountants for the fiscal year end-              [    ]             [    ]             [    ]
   ing December 31, 1999.

                                                                             For             Against            Abstain

3. Approval of an amendment to the Company's 1998 Stock Plan.              [    ]             [    ]             [    ]


4. TO TRANSACT such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL
BE VOTED FOR PROPOSALS (1), (2) and (3) ABOVE. IF ANY NOMINEE DECLINES OR
IS UNABLE TO SERVE AS A DIRECTOR, THEN PERSONS NAMED AS PROXIES SHALL
HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD
OF DIRECTORS.

DATED:                                                              , 1999
      --------------------------------------------------------------


-------------------------------------------------------------------------
                 Signature or signatures of stockholder


-------------------------------------------------------------------------
                 Signature or signatures of stockholder

(Your signature should conform to your name as printed hereon.  Co-owners should all sign.)
--------------------------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                                                                     APPENDIX B

                              AMENDED AND RESTATED
                             LINCARE HOLDINGS INC.
                                1998 STOCK PLAN


                  1. Purpose. The purpose of the Lincare Holdings Inc. 1998 Stock Plan (the "Plan") is to promote the interests of Lincare Holdings Inc., a Delaware corporation (the "Company"), and any Subsidiary thereof and the interests of the Company's stockholders by providing an opportunity to selected employees, officers and directors of the Company or any Subsidiary thereof as of the date of the adoption of the Plan or at any time thereafter to purchase Common Stock of the Company. By encouraging such stock ownership, the Company seeks to attract, retain and motivate such employees and persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. It is intended that this purpose will be effected by the granting of "non-qualified stock options" and/or "incentive stock options" to acquire the Common Stock of the Company and/or by the granting of rights to purchase the Common Stock of the Company on a "restricted stock" basis. Under the Plan, the Committee shall have the authority (in its sole discretion) to grant "incentive stock options" within the meaning of Section 422(b) of the Code, "non-qualified stock options" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto, or "restricted stock" awards.

                  2. Definitions. For purposes of the Plan, the following terms used herein shall have the following meanings, unless a different meaning is clearly required by the context.

                  2.1. "Award" shall mean an award of the right to purchase Common Stock granted under the provisions of Section 7 of the Plan.

                  2.2. "Board of Directors" shall mean the Board of Directors of the Company.

                  2.3. "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  2.4. "Committee" shall mean the committee of the Board of Directors referred to in Section 5 hereof.

                  2.5. "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

                  2.6. "Employee" shall mean (i) with respect to an ISO, any person, including an officer or director of the Company, who, at the time an ISO is granted to such person hereunder, is employed on a full-time basis by the Company or any Subsidiary of the Company, and (ii) with respect to a Non-Qualified Option and/or an

Award, any person employed by, or performing services for, the Company or any Subsidiary of the Company, including, without limitation, directors and officers.

                  2.7. "ISO" shall mean an Option granted to a Participant pursuant to the Plan that constitutes and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code.

                  2.8. "Non-Qualified Option" shall mean an Option granted to a Participant pursuant to the Plan that is intended to be, and qualifies as, a "non-qualified stock option" as described in Treasury Regulation Section 1.83-7 or any successor regulation thereto and that shall not constitute nor be treated as an ISO.

                  2.9. "Option" shall mean any ISO or Non-Qualified Option granted to an Employee pursuant to the Plan.

                  2.10. "Participant" shall mean any Employee to whom an Award and/or an Option is granted under the Plan.

                  2.11. "Parent of the Company" shall have the meaning set forth in Section 424(e) of the Code.

                  2.12. "Subsidiary of the Company" shall have the meaning set forth in Section 424(f) of the Code.

                  3. Eligibility. Awards and/or Options may be granted to any Employee. The Committee shall have the sole authority to select the persons to whom Awards and/or Options are to be granted hereunder, and to determine whether a person is to be granted a Non-Qualified Option, an ISO or an Award or any combination thereof. No person shall have any right to participate in the Plan. Any person selected by the Committee for participation during any one period will not by virtue of such participation have the right to be selected as a Participant for any other period.

                  4.       Common Stock Subject to the Plan.

                  4.1. Number of Shares. The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan shall not exceed in the aggregate One Million Five Hundred Thousand (1,500,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof). The total number of shares of Common Stock for which Options and/or Awards may be granted under the Plan to any individual in any fiscal year shall not exceed Two Hundred Thousand (200,000) shares of Common Stock (subject to adjustment as provided in Section 8 hereof).

                  4.2. Reissuance. The shares of Common Stock that may be subject to Options and/or Awards granted under the Plan may be either authorized and unissued shares or shares reacquired at any time and now or hereafter held as treasury stock as the Board of Directors may determine. In the event that any outstanding Option expires or is terminated for any reason, the shares allocable to the unexercised portion of such Option may again be subject to an Option and/or Award granted under the Plan. If any shares of Common Stock acquired pursuant to an Award or the exercise of an Option shall have been repurchased by the Company, then such shares shall again become available for issuance pursuant to the Plan.

                  4.3.     Special ISO Limitations.

                  (a) The aggregate fair market value (determined as of the date an ISO is granted) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (under all Incentive Stock Option Plans of the Company or any Parent or Subsidiary of the Company) shall not exceed $100,000.

                  (b) No ISO shall be granted to an Employee who, at the time the ISO is granted, owns (actually or constructively under the provisions of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, unless the option price is at least 110% of the fair market value (determined as of the time the ISO is granted) of the shares of Common Stock subject to the ISO and the ISO by its terms is not exercisable more than five years from the date it is granted.

                  4.4. Limitations Not Applicable to Non-Qualified Options or Awards. Notwithstanding any other provision of the Plan, the provisions of Sections 4.3(a) and (b) shall not apply, nor shall be construed to apply, to any Non-Qualified Option or Award granted under the Plan.

                  5.       Administration of the Plan.

                  5.1. Administration. The Plan shall be administered by a committee of the Board of Directors (the "Committee") established by the Board of Directors and consisting of no less than two persons. All members of the Committee shall be "disinterested persons" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board of Directors.

                  5.2.     Grant of Options/Awards.

                  (a) Options. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Options hereunder; (ii) to designate whether any Option to be granted hereunder is to be an ISO or a Non-Qualified Option; (iii) to establish the number of shares of Common Stock that may be issued under each Option; (iv) to determine the time and the conditions subject to which Options may be exercised in whole or in part; (v) to determine the form of the consideration that may be used to purchase shares of Common Stock upon exercise of any Option (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to exercise an Option); (vi) to impose restrictions and/or conditions with respect to shares of Common Stock acquired upon exercise of an Option; (vii) to determine the circumstances under which shares of Common Stock acquired upon exercise of any Option may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which shares acquired upon exercise of an Option may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired upon exercise of an Option may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to establish a vesting provision for any Option relating to the time when (or the circumstances under which) the Option may be exercised by a Participant, including, without limitation, vesting provisions that may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (x) to accelerate the time when outstanding Options may be exercised, provided, however, that any ISOs shall be "accelerated" within the meaning of
Section 424(h) of the Code; and (xi) to establish any other terms, restrictions and/or conditions applicable to any Option not inconsistent with the provisions of the Plan. Notwithstanding anything in the Plan to the contrary, in no event shall any Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Option is granted to such director or officer.

                  (b) Awards. The Committee shall have the sole authority and discretion under the Plan (i) to select the Employees who are to be granted Awards hereunder; (ii) to determine the amount to be paid by a Participant to acquire shares of Common Stock pursuant to an Award, which amount may be equal to, more than, or less than 100% of the fair market value of such shares on the date the Award is granted (but in no event less than the par value of such shares); (iii) to determine the time or times and the conditions subject to which Awards may be made; (iv) to determine the time or times and the conditions subject to which the shares of Common Stock subject to an Award are to become vested and no longer subject to repurchase by the Company; (v) to establish transfer restrictions and the terms and conditions on which any such transfer restrictions with respect to shares of Common Stock acquired pursuant to an Award shall lapse; (vi) to establish vesting provisions with respect to any shares of Common Stock subject to an Award, including, without limitation, vesting provisions which may be contingent upon (A) the Company's meeting specified financial goals, (B) a change of control of the Company or (C) the occurrence of other specified events; (vii) to determine the circumstances under which shares of Common Stock acquired pursuant to an Award may be subject to repurchase by the Company; (viii) to determine the circumstances and conditions subject to which any shares of Common Stock acquired pursuant to an Award may be sold or otherwise transferred, including, without limitation, the circumstances and conditions subject to which a proposed sale of shares of Common Stock acquired pursuant to an Award may be subject to the Company's right of first refusal (as well as the terms and conditions of any such right of first refusal); (ix) to determine the form of consideration that may be used to purchase shares of Common Stock pursuant to an Award (including the circumstances under which the Company's issued and outstanding shares of Common Stock may be used by a Participant to purchase the Common Stock subject to an Award); (x) to accelerate the time at which any or all restrictions imposed with respect to any shares of Common Stock subject to an Award will lapse; and
(xi) to establish any other terms, restrictions and/or conditions applicable to any Award not inconsistent with the provisions of the Plan.

                  5.3. Interpretation. The Committee shall be authorized to interpret the Plan and may, from time to time, adopt such rules and regulations, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the purposes of the Plan.

                  5.4. Finality. The interpretation and construction by the Committee of any provision of the Plan, any Option and/or Award granted hereunder or any agreement evidencing any such Option and/or Award shall be final and conclusive upon all parties.

                  5.5. Voting. Members of the Committee may vote on any matter affecting the administration of the Plan or the granting of Options and/or Awards under the Plan.

                  5.6. Expenses, Etc. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be liable for any action, determination or interpretation taken or made in good faith with respect to the Plan or any Option and/or Award granted hereunder.

                  6.       Terms and Conditions of Options.

                  6.1. ISOs. The terms and conditions of each ISO granted under the Plan shall be specified by the Committee and shall be set forth in an ISO agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each ISO shall be such that each ISO issued hereunder shall constitute and shall be treated as an "incentive stock option" as defined in Section 422(b) of the Code. The terms and conditions of any ISO granted hereunder need not be identical to those of any other ISO granted hereunder.

                  The terms and conditions of each ISO shall include the following:

                  (a) The option price shall be fixed by the Committee but shall in no event be less than 100% (or 110% in the case of an Employee referred to in Section 4.3(b) hereof) of the fair market value of the shares of Common Stock subject to the ISO on the date the ISO is granted. For purposes of the Plan, the fair market value per share of Common Stock as of any day shall mean the average of the closing prices of sales of shares of Common Stock on all national securities exchanges on which the Common Stock may at the time be listed or, if there shall have been no sales on any such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock shall not be so listed, the average of the representative bid and asked prices quoted in the NASDAQ system as of 3:30 p.m., New York time, on such day, or, if on any day the Common Stock shall not be quoted in the NASDAQ system, the average of the high and low bid and asked prices on such day in the over-the-counter market as reported by National Quotation Bureau Incorporated, or any similar successor organization. If at any time the Common Stock is not listed on any national securities exchange or quoted in the NASDAQ system or the over-the-counter market, the fair market value of the shares of Common Stock subject to an Option on the date the ISO is granted shall be the fair market value thereof determined in good faith by the Board of Directors.

                  (b) ISOs, by their terms, shall not be transferable otherwise than by will or the laws of descent and distribution, and, during an Optionee's lifetime, an ISO shall be exercisable only by the Optionee.

                  (c) The Committee shall fix the term of all ISOs granted pursuant to the Plan (including the date on which such ISO shall expire and terminate), provided, however, that such term shall in no event exceed ten years from the date on which such ISO is granted (or, in the case of an ISO granted to an Employee referred to in Section 4.3(b) hereof, such term shall in no event exceed five years from the date on which such ISO is granted). Each ISO shall be exercisable in such amount or amounts, under such conditions and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion, provided, however, that in no event shall any ISO granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such ISO is granted to such director or officer.

                  (d) To the extent that the Company or any Parent or Subsidiary of the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant as a result of any "disqualifying disposition" of any shares of Common Stock acquired upon exercise of an ISO granted hereunder, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

                  (e) In the sole discretion of the Committee the terms and conditions of any ISO may (but need not) include any of the following provisions:

                  (i) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis for any reason other than as a result of his death or "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one month after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                  (ii) In the event a Participant shall cease to be employed by the Company or any Parent or Subsidiary of the Company on a full-time basis by reason of his "disability" (within the meaning of Section 22(e)(3) of the Code), the unexercised portion of any ISO held by such Participant at that time may only be exercised within one year after the date on which the Participant ceased to be so employed, and only to the extent that the Participant could have otherwise exercised such ISO as of the date on which he ceased to be so employed.

                  (iii) In the event a Participant shall die while in the full-time employ of the Company or a Parent or Subsidiary of the Company (or within a period of one month after ceasing to be an Employee for any reason other than his "disability" or within a period of one year after ceasing to be an Employee by reason of such

         "disability"), the unexercised portion of any ISO held by such Participant at the time of his death may only be exercised within one year after the date of such Participant's death, and only to the extent that the Participant could have otherwise exercised such ISO at the time of his death. In such event, such ISO may be exercised by the executor or administrator of the Participant's estate or by any person or persons who shall have acquired the ISO directly from the Participant by bequest or inheritance.

                  6.2. Non-Qualified Options. The terms and conditions of each Non-Qualified Option granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written option agreement between the Company and the Participant in such form as the Committee shall approve. The terms and conditions of each Non-Qualified Option will be such (and each Non-Qualified Option Agreement shall expressly so state) that each Non-Qualified Option issued hereunder shall not constitute nor be treated as an "incentive stock option" as defined in Section 422(b) of the Code but will be a "non-qualified stock option" for Federal, state and local income tax purposes. The terms and conditions of any Non-Qualified Option granted hereunder need not be identical to those of any other Non-Qualified Option granted hereunder.

                  The terms and conditions of each Non-Qualified Option Agreement shall include the following:

                  (a) The option (exercise) price shall be fixed by the Committee and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Non-Qualified Option on the date such Non-Qualified Option is granted; provided, however, that with respect to a grant to an Employee subject to Section 16 of the Exchange Act, such price shall be equal to or greater than 50% of the fair market value of such shares on the date of grant.

                  (b) The Committee shall fix the term of all Non-Qualified Options granted pursuant to the Plan (including the date on which such Non-Qualified Option shall expire and terminate). Such term may be more than ten years from the date on which such Non-Qualified Option is granted. Each Non-Qualified Option shall be exercisable in such amount or amounts, under such conditions (including provisions governing the rights to exercise such Non-Qualified Option), and at such times or intervals or in such installments as shall be determined by the Committee in its sole discretion, provided, however, that in no event shall any Non-Qualified Option granted to any director or officer of the Company who is subject to Section 16 of the Exchange Act become exercisable, in whole or in part, prior to the date that is six months after the date such Non-Qualified Option is granted to such director or officer.


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


                  (c) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by any Participant in respect of a Non-Qualified Option granted hereunder or in respect of any shares of Common Stock acquired upon exercise of a Non-Qualified Option, the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Board of Directors in its sole discretion.

                  7. Terms and Conditions of Awards. The terms and conditions of each Award granted under the Plan shall be specified by the Committee, in its sole discretion, and shall be set forth in a written agreement between the Participant and the Company, in such form as the Committee shall approve. The terms and provisions of any Award granted hereunder need not be identical to those of any other Award granted hereunder.

                  The terms and conditions of each Award shall include the following:

                  (a) The amount to be paid by a Participant to acquire the shares of Common Stock pursuant to an Award shall be fixed by the Board of Directors (or the Committee) and may be equal to, more than or less than 100% of the fair market value of the shares of Common Stock subject to the Award on the date the Award is granted. The Award may provide for the issuance of shares of common stock as a stock bonus for no consideration other than services rendered. In the event of an Award under which shares of Common Stock are issued to an Employee subject to Section 16 of the Exchange Act for any other type of consideration, the amount of such consideration shall be equal to or greater than 50% of the fair market value of such shares on the date of grant of such Award.

                  (b) Each Award shall contain such vesting provisions, such transfer restrictions and such other restrictions and conditions as the Committee, in its sole discretion, may determine, including, without limitation, the circumstances under which the Company shall have the right and option to repurchase shares of Common Stock acquired pursuant to an Award.

                  (c) Stock certificates representing Common Stock acquired pursuant to an Award shall bear a legend referring to the restrictions imposed on such Stock and such other matters as the Committee may determine.


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


                  (d) To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of an Award granted hereunder, or in respect of any shares acquired pursuant to an Award, or in respect of the vesting of any such shares of Common Stock, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld or, if such payments are insufficient to satisfy such Federal, state or local taxes, or if no such payments are due or to become due to such Participant, then, such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee in its sole discretion.

                  8. Adjustments. In the event that, after the adoption of the Plan by the Board of Directors, the outstanding shares of the Company's Common Stock shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger or consolidation, recapitalization, reclassification, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in Common Stock, the Board of Directors shall appropriately adjust (i) the number of shares of Common Stock (and the option price per share) subject to the unexercised portion of any outstanding Option (to the nearest possible full share), provided, however, that the limitations of Section 424 of the Code shall apply with respect to adjustments made to ISOs; (ii) the number of shares of Common Stock to be acquired pursuant to an Award which have not become vested, and
(iii) the number of shares of Common Stock for which Options and/or Awards may be granted under the Plan, as set forth in Section 4.1 hereof, and such adjustments shall be effective and binding for all purposes of the Plan.

                  9. Effect of the Plan on Employment Relationship. Neither the Plan nor any Option and/or Award granted hereunder to a Participant shall be construed as conferring upon such Participant any right to continue in the employ of (or otherwise provide services to) the Company or any Subsidiary or Parent thereof, or limit in any respect the right of the Company or any Subsidiary or Parent thereof to terminate such Participant's employment or other relationship with the Company or any Subsidiary or Parent, as the case may be, at any time.

                  10. Amendments of the Plan. The Board of Directors may amend, alter or discontinue the Plan, except that (i) no amendment of alteration that would impair the rights of any Optionee under any Option granted hereunder shall be made without his or her consent, and (ii) without the approval of the holders of a majority of the shares of

Common Stock present or represented and entitled to vote thereon at a meeting of stockholders, no amendment of alteration shall be made that would:


                  (a) modify the terms of ISOs in any manner that would require shareholder approval under Section 422 of the Code;

                  (b) materially increase the total number of shares of Common Stock issuable under the Plan, except in accordance with Section 8 hereof;

                  (c) materially modify the requirements as to eligibility for participation in the Plan;

                  (d) materially increase the benefits accruing to Participants; or

                  (e) cause the Plan not to comply with the rules and regulations promulgated under Section 16(b) of the Securities Exchange Act of 1934, as amended;

except to conform the Plan to changes in the Code or other applicable law.

                  11. Termination of the Plan. The Board of Directors may terminate the Plan at any time. Unless the Plan shall theretofore have been terminated by the Board of Directors, the Plan shall terminate ten years after the date of its initial adoption by the Board of Directors. No Option and/or Award may be granted hereunder after termination of the Plan. The termination or amendment of the Plan shall not alter or impair any rights or obligations under any Option and/or Award theretofore granted under the Plan.

                  12. Effective Date of the Plan. The Plan shall be effective upon shareholder approval.




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